UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

OS THERAPIES INCORPORATED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ONLINE VOTING To vote your proxy electronically, please go to www.vstocktransfer.com/proxy and select "Proxy Voter Login" You must reference your 12 - digit control number listed below. Vstock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598 CONTROL # REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1 - 855 - 987 - 8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999 - 9999 OS Therapies Incorporated Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 9, 2026 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e - mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 26, 2026 to facilitate a timely delivery. ACCESSING YOUR PROXY MATERIALS ONLINE The following Proxy Materials are available to you to review at: ir.ostherapies.com/proxy - materials - Notice for the Annual Meeting of Stockholders; - Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto); - Annual Report on Form 10 - K for the fiscal year ended December 31, 2025; and - The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders. PROXY STATEMENT OVERVIEW The Annual Meeting of Stockholders of OS Therapies Incorporated will be held virtually on September 9, 2026, at 10:00 a.m. Eastern Time at the following link: https://meeting.vstocktransfer.com/OSTHERAPIESSEP26 Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends you vote FOR the following: 1. To elect six (6) directors, the names of whom are set forth in the Proxy Statement, each to serve until the Company's 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified; 2. To approve the amendment and restatement of the Company’s 2023 Incentive Compensation Plan, as amended, the form of which is attached as Annex A to the Proxy Statement; 3. To vote upon the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and 4. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof. The Board of Directors recommends a vote "FOR" each director nominee and "FOR" all listed Proposals. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card. * SPECIMEN * AC:ACCT9999 90.00